SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                             March 16, 2001
          ----------------------------------------------------
            Date of Report (date of earliest event reported)


                        HOST AMERICA CORPORATION
       ----------------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)


        COLORADO                 0-16196              06-1168423
----------------------------  ------------     ----------------------
(State or Other Jurisdiction   (Commission          (IRS Employer
     of Incorporation         File Number)     Identification Number)


                              TWO BROADWAY
                       HAMDEN, CONNECTICUT  06518
                -----------------------------------------
                 (Address of Principal Executive Offices
                          Including Zip Code)


                             (203) 248-4100
                     ------------------------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On March 16, 2001, Host America Corporation (the "Registrant" or "Host") entered into a Letter of Intent ("LOI") with Select Force Incorporated ("Select"), and the Shareholders of Select (the "Sellers"). The LOI provides for the acquisition by Host of all of the outstanding shares of Select in consideration for the issuance to the Sellers of up to 700,000 shares of Host's Common Stock. The Common Stock will be restricted from sale until one
          (1) year after the closing date of the acquisition and may only be sold or transferred in accordance with the provisions of Rule 144 of the Securities Exchange Act of 1933.

          The LOI contains numerous representations, warranties and covenants by both parties. A complete description of all representations, warranties and covenants are set forth in the LOI included as an Exhibit to this Report. Select Force is located in Oklahoma City, OK. Select Force provides employee pre-screening services for employers. Host believes these services will be compatible with Host's current business model.

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) Financial Statement of Business Acquired. The financial statements of the business to be acquired will be filed by amendment to this Current Report within 60 days after the date of the closing.

          (b) Pro Forma Financial Information. The required pro forma information will be filed by amendment to this Current Report within 60 days after the date of the closing.

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
          (c)  Exhibits:

               10.26. Letter of Intent between Host America Corporation and Select Force Incorporated dated March 15, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOST AMERICA CORPORATION



Dated:  March 23, 2001             By:  /s/ David J. Murphy
                                      ---------------------------
                                          David J. Murphy
                                          Chief Financial Officer









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